UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07061)

Exact name of registrant as specified in charter: Putnam Capital Appreciation Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2008

Date of reporting period: June 1, 2007— May 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Capital Appreciation Fund

5|31|08

Annual Report

PUTNAM
INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Capital
Appreciation
Fund

5 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	20
Financial statements	21
Federal tax information	42
Brokerage commissions	42
About the Trustees	43
Officers	47

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges. The financial markets have reflected the uncertainty of the situation, making these difficult times for investors. Despite the circumstances, the U.S. economy has showed resilience. In late 2007 and early 2008, economic growth, while anemic, has nonetheless remained positive. The Federal Reserve Board has cut interest rates sharply and provided ample liquidity to financial markets, while the White House and Congress both stepped forward quickly with a fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the U.S. economy may avert a recession after all.

Still, it is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more accessible and readable, and we hope you think so as well.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

About the fund

Seeking overlooked, underpriced companies

At any given time, financial market conditions may favor one type of stock over another. For example, the market may favor growth stocks — stocks of companies with potential for rapid growth. At other times, the market may favor value stocks — those whose prices are low relative to the company’s long-term potential. A key advantage of Putnam Capital Appreciation Fund is that it invests in both types of stocks, which means the fund’s management team can seek opportunities in any market environment. In addition, the fund can invest in stocks across a wide range of industries and in companies of all sizes.

The fund’s management team believes that every company, regardless of its size, products, services, or industry, has an underlying long-term business worth. It is determined by analyzing a number of factors, including the company’s long-term growth potential. A stock’s price, however, may or may not accurately reflect the company’s underlying worth. Often, investors will underestimate the ability of successful companies to maintain their long-term competitive advantages. Short-term setbacks also can cause a company’s stock price to decline below its long-term worth. The fund’s management team searches for these market “inefficiencies,” identifying undervalued stocks and holding them in the portfolio until their prices more closely reflect the company’s true worth. To gain a better understanding of companies and stocks, the team combines two types of analysis: fundamental analysis of a company’s results to forecast its future direction, and quantitative analysis of a company’s historical results.

With its ability to invest in stocks of companies at all capitalization levels, and across a broad range of industries, Putnam Capital Appreciation Fund may be suitable for investors who are seeking growth through a well-diversified stock portfolio.

The fund invests some or all of it
assets in small and/or midsize
companies. Such investments
increase the risk of greater
price fluctuations.

In-depth stock analysis:
Evaluate the future and
understand the past

Drawing on the expertise of dedicated stock analysts, the fund’s management team seeks stocks that are believed to be worth more than their current prices indicate.

In conducting research, the team uses both quantitative and fundamental analysis. While many research organizations emphasize just one approach, Putnam analysts look for companies that score well using both measures. They also dig behind the numbers to try to get a better understanding of each company’s competitive advantages and weaknesses.

The thoroughness of this process enables the fund’s managers to have greater conviction when their views differ from the market. Once a stock is selected for the portfolio, it is regularly assessed by the team to ensure that it continues to meet their criteria.

Putnam Capital Appreciation Fund’s holdings
have spanned sectors and industries over time.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 5/31/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 8–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“The global credit crisis put downward pressure
on economic growth and had the greatest
impact on stocks in the financials sector.”

James Wiess,PortfolioLeader, Putnam Capital Appreciation Fund

Sector allocations as of 5/31/08

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Jim Wiess

Jim, how did the fund perform during its fiscal year, which ended May 31, 2008?

We are disappointed that the fund was unable to keep pace with its benchmark, the Russell 3000 Index, or its Lipper peer group. The fund’s underperformance was primarily due to holdings in the financials sector, which was hurt badly by credit market issues. Several stocks in the consumer sector were also weak for the period.

You mentioned credit market issues. Can you discuss the credit crisis that has been dominating financial news headlines?

It began as a subprime mortgage problem, when lax mortgage-lending practices led to rising debt loads for borrowers with weak credit histories. By mid-2007, subprime foreclosures began to rise considerably and stock market volatility intensified. These subprime issues led to tightening lending standards and deleveraging, both of which resulted in a severe global credit crisis, as banks and securities firms worldwide announced considerable write-downs and credit losses. This, of course, took its toll on the overall economy, as a reduction of available credit put downward pressure on economic growth. In terms of the fund’s portfolio, the credit crisis had the greatest impact on stocks in the financials sector.

Can you discuss specific stocks that were affected?

Sure. The top detractors from performance included financial services firms Radian Group, Countrywide Financial, and Ambac Financial Group, all of which had exposure to the mortgage industry. In the case of Countrywide, one of the largest mortgage lenders in the United States, its stock price dropped as credit losses and problems in the credit markets made it difficult for the company to fund its operations. In addition, further slowing of the housing market led to sharp declines in Countrywide’s home loan production.

We eliminated the fund’s position in Countrywide after Bank of America announced in January its offer to buy the company. We also eliminated the fund’s positions in Ambac and Radian as credit losses and concerns about the adequacy of their capital made these companies less attractive from a risk/return standpoint. It is important

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/08. See the previous page and pages 8–10 for additional fund performance information. Index descriptions can be found on page 15.

to note, however, that financials still represent a large portion of the portfolio relative to the benchmark, and some stocks that detracted from returns during the period remain in the portfolio, including Goldman Sachs and Capital One.

Which stocks outside of financials detracted from performance?

To a much lesser extent, holdings in the consumer sector also hurt returns. The stock of R.H. Donnelley, a Yellow Pages and online search company, performed poorly as its revenues slowed due to the weakening economy. This, combined with the company’s high amount of debt, resulted in sharp price declines for its stock. Another detractor was The McGraw-Hill Companies, which provides information services to the financial services, education, and business information markets. The difficult market environment was a challenge for the financial services segment of McGraw-Hill. In particular, inaccurate ratings from the firm’s Standard & Poor’s Division for a number of complex securities were a factor in the credit crisis. By the close of the fiscal year, R.H. Donnelley and McGraw-Hill had been sold from the portfolio. Also feeling the impact of the economic slowdown was motorcycle company Harley-Davidson, whose U.S. sales of new motorcycles declined over the past year.

Which stocks contributed positively to performance?

For most of the period, Citigroup was not in the portfolio, which helped the fund’s performance relative to the benchmark, as this stock declined sharply. Energy stocks were a highlight, although the fund’s position in this sector was smaller than that of the benchmark, which hurt relative performance. However, fund holding Hess Corporation, a global energy company, saw its stock rise due to strong production growth as well as attractive opportunities in its exploration program. The stock of Occidental Petroleum also was among the top contributors to performance as the company benefited from higher oil prices and the successful execution of new projects. In the health-care sector of the portfolio, pharmacy benefit managers Express Scripts and CVS Caremark were highlights. These companies administer drug benefit programs for employers and health insurance carriers, and their stocks had a positive impact on fund performance throughout the fiscal year.

Other than trimming and eliminating a number of financial stocks, have you made any other notable shifts in the portfolio?

We continue to find attractive investment opportunities in the financials sector. However, the economic environment became worse than we had expected, and the volatility associated with financial stocks was higher than we expected, so we have been adding to other sectors to bring

Top 10 holdings

This table shows the fund’s top holdings and the percentage of the fund’s net assets that each represented as of 5/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Cisco Systems, Inc. (1.8%)	Technology	Communications equipment
Apple Computer, Inc. (1.7%)	Technology	Computers
Goldman Sachs Group, Inc. (1.7%)	Financials	Investment banking/brokerage
AT&T, Inc. (1.5%)	Communication services	Regional Bells
Hewlett-Packard Co. (1.4%)	Technology	Computers
Microsoft Corp. (1.4%)	Technology	Software
Bank of America Corp. (1.3%)	Financials	Banking
Google, Inc. Class A (1.2%)	Technology	Technology services
National Oilwell Varco, Inc. (1.2%)	Energy	Energy
ITT Corp. (1.1%)	Capital goods	Manufacturing

more balance to the portfolio. For example, we added to the fund’s technology holdings as we saw more opportunities emerge. Many tech stocks have been selling off sharply, as investors became worried about the overall economy slowing and the possibility that businesses would reduce their technology spending. In this sector, as everywhere in the portfolio, we’re targeting stocks whose prices we believe are low relative to our assessment of the company’s earnings and growth potential.

I N   T H E   N E W S

For the first time since the Great Depression, the Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of NewYork to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

What is your outlook as the fund begins a new fiscal year?

At the close of the fund’s fiscal year, the stock market had recovered from its low point in mid-March, but investors still remained concerned about the state of the economy. The market stabilized in large part because of significant actions by the Federal Reserve [the Fed], including aggressive interest-rate cuts and policy changes, such as its agreement to lend money to Wall Street investment banks for the first time since the 1930s. We believe the Fed’s response has been crucial, especially because late last year, many investors believed that it had been too slow to respond to the mounting credit crisis. However, issues and risks remain, including a U.S. economy that remains weak, high energy prices, escalating concerns about global inflation, a weak U.S. dollar, and a troubled housing market.

Regardless of the direction the markets take in the months ahead, we will remain more focused on the long-term potential of individual companies than on short-term developments in the economy. General themes at work in the market influence our portfolio construction process and the timing of our buy and sell decisions. However, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Of course, our investment process also includes risk models and other tools that we continue to use to limit exposure to single stocks or areas of vulnerability.

Thank you, Jim, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in the report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund's current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/5/93)		(11/2/94)		(7/14/00)		(1/22/96)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.12%	8.68%	8.32%	8.32%	8.50%	8.50%	8.57%	8.31%	8.85%	9.17%

10 years	15.33	8.71	7.28	7.28	7.69	7.69	9.74	5.91	12.57	16.11
Annual average	1.44	0.84	0.71	0.71	0.74	0.74	0.93	0.58	1.19	1.50

5 years	44.71	36.37	39.36	37.36	39.43	39.43	41.16	36.23	43.00	45.69
Annual average	7.67	6.40	6.86	6.55	6.87	6.87	7.14	6.38	7.42	7.82

3 years	11.58	5.14	9.09	6.09	9.13	9.13	9.97	6.14	10.78	12.34
Annual average	3.72	1.68	2.94	1.99	2.96	2.96	3.22	2.01	3.47	3.95

1 year	–17.29	–22.03	–17.87	–21.69	–17.88	–18.65	–17.65	–20.54	–17.44	–17.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 5/31/98 to 5/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,728 and $10,769, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,591 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,257 and $11,611, respectively.

Comparative index returns For periods ended 5/31/08

		Lipper Multi-Cap
	Russell 3000	Core Funds
	Index	category average*

Annual average
(life of fund)	10.01%	9.73%

10 years	59.15	82.84
Annual average	4.76	5.67

5 years	65.15	64.95
Annual average	10.55	10.31

3 years	26.06	26.77
Annual average	8.03	8.09

1 year	–6.62	–5.71

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/08, there were 858, 668, 490, 196, and 69 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 5/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term	$1.365		$1.365	$1.365	$1.365		$1.365	$1.365

Short-term	0.045		0.045	0.045	0.045		0.045	0.045

Total	$1.410		$1.410	$1.410	$1.410		$1.410	$1.410

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

5/31/07	$24.81	$26.32*	$23.18	$23.67	$23.69	$24.55*	$24.60	$24.90

5/31/08	19.17	20.34	17.69	18.09	18.16	18.82	18.96	19.30

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/5/93)		(11/2/94)		(7/14/00)		(1/22/96)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.34%	7.91%	7.55%	7.55%	7.74%	7.74%	7.79%	7.54%	8.08%	8.39%

10 years	2.46	–3.43	–4.69	–4.69	–4.39	–4.39	–2.57	–5.99	–0.01	3.17
Annual average	0.24	–0.35	–0.48	–0.48	–0.45	–0.45	–0.26	–0.62	0.00	0.31

5 years	29.48	22.04	24.75	22.74	24.64	24.64	26.24	21.80	27.97	30.38
Annual average	5.30	4.06	4.52	4.18	4.50	4.50	4.77	4.02	5.06	5.45

3 years	–1.62	–7.29	–3.74	–6.43	–3.78	–3.78	–3.07	–6.46	–2.34	–0.94
Annual average	–0.54	–2.49	–1.26	–2.19	–1.28	–1.28	–1.03	–2.20	–0.79	–0.31

1 year	–22.94	–27.36	–23.51	–27.07	–23.52	–24.23	–23.35	–26.05	–23.14	–22.76

Fund’s annual operating expenses For the fiscal year ended 5/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Appreciation Fund from December 1, 2007, to May 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.54	$ 10.19	$ 10.19	$ 8.98	$ 7.76	$ 5.33

Ending value (after expenses)	$953.60	$949.90	$950.00	$951.20	$952.60	$954.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2008, use the calculation method below. To find the value of your investment on December 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.76	$ 10.53	$ 10.53	$ 9.27	$ 8.02	$ 5.50

Ending value (after expenses)	$1,018.30	$1,014.55	$1,014.55	$1,015.80	$1,017.05	$1,019.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

Average annualized expense ratio for Lipper peer group†	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Capital Appreciation Fund	98%	64%	95%	121%	111%

Lipper Multi-Cap Core Funds category average	71%	77%	65%	69%	70%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ended on May 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 5/31/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams. James Wiess is the Portfolio Leader, and Joseph Joseph is a Portfolio Member, of the fund. The Portfolio Leader and Portfolio Member coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam U.S. Core and U.S. Small- and Mid-Cap Core teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2008, and May 31, 2007.

Trustee and Putnam employee fund ownership

As of May 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 257,000	$ 86,000,000

Putnam employees	$2,574,000	$631,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

James Wiess is also a Portfolio Leader of Putnam Investors Fund, Putnam Tax Smart Equity Fund, and Putnam Research Fund.

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and Putnam International Capital Opportunities Fund.

James Wiess and Joseph Joseph may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s portfolio team

Shortly after the close of the reporting period, Portfolio Member Richard Cervone left the fund’s management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the Trustees’ review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

77th	29th	57th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 893, 656, and 476 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for this fund given its strong longer-term record, recognizing the tendency for short-term variability over a market cycle.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Core Funds category for the 1-, 5-, and 10-year periods ended June 30, 2008, were 96%, 88%, and 94%, respectively. Over the 1-, 5-, and 10-year periods ended June 30, 2008, the fund ranked 811th out of 847, 425th out of 486, and 183rd out of 195 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Appreciation Fund (the “fund”) at May 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 9, 2008

The fund’s portfolio 5/31/08

COMMON STOCKS (95.9%)*

	Shares	Value

Advertising and Marketing Services (0.6%)
Greenfield Online, Inc. †	3,639	$46,361
Marchex, Inc. Class B	430	5,685
Omnicom Group, Inc.	47,300	2,318,173
Valuevision Media, Inc. Class A †	1,900	8,379
		2,378,598

Aerospace and Defense (3.2%)
Alliant Techsystems, Inc. †	7,200	781,632
Boeing Co. (The)	27,900	2,309,283
General Dynamics Corp.	23,510	2,166,447
L-3 Communications Holdings, Inc.	29,000	3,114,310
Lockheed Martin Corp.	9,700	1,061,568
Orbital Sciences Corp. †	2,200	57,112
Sturm Ruger & Co., Inc. †	1,400	10,696
Teledyne Technologies, Inc. †	2,309	128,565
United Technologies Corp.	51,800	3,679,872
		13,309,485

Airlines (0.3%)
AMR Corp. † (S)	80,500	578,795
Continental Airlines, Inc. Class B †	14,880	214,421
UAL Corp. (S)	45,700	390,278
		1,183,494

Automotive (1.8%)
Aftermarket Technology Corp. †	700	15,673
AutoZone, Inc. †	23,500	2,974,160
Dollar Thrifty Automotive Group †	500	7,000
Harley-Davidson, Inc.	40,000	1,662,800
Johnson Controls, Inc.	79,400	2,704,364
Lear Corp. †	10,200	262,650
Tenneco Automotive, Inc. †	7,704	184,742
		7,811,389

Banking (2.7%)
Banco Latinoamericano de
Exportaciones SA Class E (Panama)	800	14,504
Bank of America Corp.	154,500	5,254,545
City Bank	2,556	37,011
City Holding Co.	2,067	88,922
Corus Bankshares, Inc. #	3,629	20,867
First Financial Bankshares, Inc. (S)	3,509	160,712
FirstFed Financial Corp. †	2,190	32,281
Great Southern Bancorp, Inc.	231	2,668
Independent Bank Corp.	7,600	222,680
M&T Bank Corp.	26,600	2,305,156
NBT Bancorp, Inc.	1,400	34,328
Old Second Bancorp, Inc.	700	13,293
Republic Bancorp, Inc. Class A	743	18,501
S&T Bancorp, Inc.	4,100	133,291
Sierra Bancorp	500	11,015
Suffolk Bancorp	400	13,464
SVB Financial Group †	5,600	287,000
SY Bancorp, Inc.	700	17,661
TrustCo Bank Corp. NY	1,411	12,360
U.S. Bancorp	69,500	2,306,705
Wilmington Trust Corp.	6,400	210,816
		11,197,780

COMMON STOCKS (95.9%)* continued

	Shares	Value

Basic Materials (—%)
Foamex International, Inc. †	3,533	$2,226
General Moly, Inc. †	1,200	10,620
		12,846

Beverage (0.9%)
Coca-Cola Bottling Company
Consolidated	200	10,344
Pepsi Bottling Group, Inc. (The)	19,200	622,464
PepsiCo, Inc.	49,500	3,380,850
		4,013,658

Biotechnology (0.7%)
Albany Molecular Research, Inc. †	5,569	77,855
Applera Corp.— Applied Biosystems
Group (S)	46,475	1,615,471
Ariad Pharmaceuticals, Inc. †	3,138	8,096
Cubist Pharmaceuticals, Inc. †	6,500	123,890
eResearch Technology, Inc. †	23	368
Invitrogen Corp. †	17,000	781,320
Kendle International, Inc. †	700	26,453
Martek Biosciences Corp. †	1,330	50,221
Quidel Corp. †	14,456	246,764
RTI Biologics, Inc. †	2,900	28,855
		2,959,293

Broadcasting (0.4%)
CTC Media, Inc. (Russia) †	62,000	1,716,160
Lin TV Corp. Class A †	900	8,235
Sinclair Broadcast Group, Inc.
Class A	7,626	68,405
		1,792,800

Building Materials (0.7%)
AAON, Inc.	700	14,714
Apogee Enterprises, Inc.	9,100	216,034
Comfort Systems USA, Inc.	83	1,112
Interface, Inc. Class A	2,300	32,568
Lennox International, Inc.	8,200	264,204
LSI Industries, Inc.	778	8,278
Sherwin-Williams Co. (The) (S)	47,000	2,639,050
		3,175,960

Cable Television (0.1%)
DirecTV Group, Inc. (The) †	15,800	443,980

Chemicals (2.7%)
Arch Chemicals, Inc.	7,105	270,203
Cambrex Corp. †	7,318	45,006
Eastman Chemical Co.	19,800	1,516,878
Ferro Corp.	2,000	38,720
FMC Corp.	6,848	506,615
Georgia Gulf Corp. (S)	1,484	6,292
Hercules, Inc.	8,000	165,040
Innospec, Inc. (United Kingdom)	528	12,999
Koppers Holdings, Inc.	900	38,862
Lubrizol Corp. (The)	26,900	1,509,090
Monsanto Co.	24,283	3,093,654
NewMarket Corp.	5,319	416,318
Olin Corp.	7,200	162,000

COMMON STOCKS (95.9%)* continued

	Shares	Value

Chemicals continued
OM Group, Inc. †	2,600	$113,048
PolyOne Corp. †	2,705	20,937
Potash Corp. of Saskatchewan
(Canada)	10,524	2,095,013
PPG Industries, Inc.	13,800	869,814
Rockwood Holdings, Inc. †	9,700	356,184
		11,236,673

Commercial and Consumer Services (1.7%)
Advance America Cash Advance
Centers, Inc.	789	5,476
Alliance Data Systems Corp. †	25,000	1,501,000
Bowne & Co., Inc.	16,451	252,852
Chemed Corp.	7,483	271,034
CPI Corp.	851	19,275
CRA International, Inc. †	300	10,461
Deluxe Corp.	4,800	108,144
Dun & Bradstreet Corp. (The)	43,400	3,976,308
DynCorp International, Inc.
Class A †	2,777	47,459
EZCORP, Inc. Class A †	15,507	195,853
Heartland Payment Systems, Inc.	92	2,375
HMS Holdings Corp. †	1,300	26,299
Landauer, Inc.	1,451	86,784
Maximus, Inc.	500	18,385
Pre-Paid Legal Services, Inc. †	500	20,995
Spherion Corp. †	8,207	41,281
Tech Data Corp. †	14,552	532,458
		7,116,439

Communications Equipment (2.3%)
Cisco Systems, Inc. †	284,300	7,596,496
Comtech Telecommunications Corp. †	700	32,410
Juniper Networks, Inc. † (S)	20,800	572,416
Nokia OYJ ADR (Finland)	45,100	1,280,840
Plantronics, Inc.	5,300	128,737
		9,610,899

Computers (5.2%)
Actuate Corp. †	9,600	47,616
ANSYS, Inc. †	11,501	543,997
Apple Computer, Inc. † #	37,400	7,059,250
Brocade Communications
Systems, Inc. †	109,778	884,811
Dell, Inc. †	35,500	818,630
EMC Corp. †	86,800	1,513,792
Emulex Corp. †	57,094	800,458
Hewlett-Packard Co.	125,300	5,896,618
Insight Enterprises, Inc. †	6,900	92,460
InterVoice, Inc. †	893	5,769
Jack Henry & Associates, Inc.	10,100	240,380
Lexmark International, Inc.
Class A †	28,100	1,035,766
Magma Design Automation, Inc. †	9,468	71,483
Micros Systems, Inc. †	11,706	385,947
NetApp, Inc. †	51,600	1,258,008
Progress Software Corp. †	6,083	189,425
Seagate Technology (Cayman Islands)	35,000	749,700

COMMON STOCKS (95.9%)* continued

	Shares	Value
Computers continued
Sigma Designs, Inc. †	1,100	$20,350
SPSS, Inc. †	3,724	146,614
Trident Microsystems, Inc. †	10,523	49,353
		21,810,427

Conglomerates (0.7%)
AMETEK, Inc.	5,900	302,670
GLG Partners, Inc. (S)	15,000	124,650
Danaher Corp. (S)	31,246	2,442,812
		2,870,132

Construction (0.2%)
Chicago Bridge & Iron Co., NV
(Netherlands)	7,495	342,522
Perini Corp. †	11,000	423,390
		765,912

Consumer (0.4%)
Black & Decker Manufacturing Co. (S)	19,600	1,268,120
CSS Industries, Inc.	3,344	98,581
Helen of Troy, Ltd. (Bermuda) †	17,360	310,223
Hooker Furniture Corp.	8,815	177,887
Movado Group, Inc.	440	9,768
		1,864,579

Consumer Finance (1.1%)
AmeriCredit Corp. †	5,861	79,651
Asta Funding, Inc.	3,684	30,098
Capital One Financial Corp.	88,600	4,263,432
Portfolio Recovery Associates, Inc.	500	20,545
World Acceptance Corp. †	2,269	100,335
		4,494,061

Consumer Goods (0.9%)
Blyth Industries, Inc.	13,351	259,810
Church & Dwight Co., Inc.	14,500	825,485
Clorox Co.	7,700	439,901
Energizer Holdings, Inc. †	13,105	1,069,237
Procter & Gamble Co. (The)	16,100	1,063,405
Scotts Miracle-Gro Co. (The)
Class A	7,200	203,040
		3,860,878

Consumer Services (0.1%)
Overstock.com, Inc. † (S)	1,200	30,324
Sapient Corp. †	3,089	20,387
TrueBlue, Inc. †	39,274	571,829
		622,540

Containers (0.3%)
Ball Corp.	21,100	1,145,730

Distribution (0.4%)
Green Mountain Coffee
Roasters, Inc. †	374	16,142
W.W. Grainger, Inc.	20,400	1,861,704
		1,877,846

COMMON STOCKS (95.9%)* continued

	Shares	Value

Electric Utilities (0.7%)
Edison International	43,200	$2,299,536
UniSource Energy Corp.	12,935	438,626
		2,738,162

Electrical Equipment (0.1%)
Hubbell, Inc. Class B	5,300	247,881
LoJack Corp. †	6,000	55,500
Rofin-Sinar Technologies, Inc. †	2,638	93,359
		396,740

Electronics (1.7%)
Amphenol Corp. Class A	50,400	2,350,152
Analogic Corp.	600	40,212
Ansoft Corp. †	2,540	92,659
ASE Test, Ltd. (Taiwan) †	31,300	462,286
Cubic Corp.	3,100	78,368
Greatbatch, Inc. †	1,530	28,688
MEMC Electronic Materials, Inc. †	13,700	940,642
Methode Electronics, Inc. Class A	7,963	91,097
Nam Tai Electronics, Inc.
(Hong Kong)	10,327	116,179
NVIDIA Corp. †	35,950	887,965
Sanmina Corp. †	26,700	40,050
Semtech Corp. †	8,400	147,168
Synopsys, Inc. †	54,600	1,438,710
Technitrol, Inc.	5,100	101,745
TriQuint Semiconductor, Inc. †	25,509	169,890
Zoran Corp. †	3,098	45,324
		7,031,135

Energy (3.4%)
ENSCO International, Inc.	31,700	2,277,011
Grey Wolf, Inc. †	53,625	419,884
Halliburton Co. (S)	21,000	1,020,180
Matrix Service Co. †	1,500	36,165
NATCO Group, Inc. †	2,899	137,036
National-Oilwell Varco, Inc. †	61,200	5,099,184
Parker Drilling Co. †	4,419	39,506
SEACOR Holdings, Inc. †	2,700	240,246
Tidewater, Inc.	35,750	2,442,798
Transocean, Inc. †	13,196	1,981,907
Trico Marine Services, Inc. † (S)	14,619	561,223
Willbros Group, Inc. (Panama) †	116	4,812
		14,259,952

Engineering & Construction (0.4%)
Jacobs Engineering Group, Inc. †	16,900	1,601,782

Environmental (—%)
Clean Harbors, Inc. †	1,300	92,339

Financial (2.1%)
Asset Acceptance Capital Corp.	278	3,917
CME Group, Inc.	5,495	2,364,499
Fannie Mae (S)	80,500	2,175,110
Freddie Mac	137,400	3,492,708
MBIA, Inc.	21,100	146,856
Nasdaq OMX Group, Inc. (The) †	13,700	479,911
		8,663,001

COMMON STOCKS (95.9%)* continued

	Shares	Value

Food (—%)
Arden Group, Inc.	32	$3,754

Forest Products and Packaging (0.2%)
Buckeye Technologies, Inc. †	4,879	51,913
Glatfelter	1,300	20,254
Packaging Corp. of America	11,200	291,648
Rock-Tenn Co. Class A	13,300	474,677
		838,492

Health Care Services (5.1%)
Aetna, Inc.	86,360	4,072,738
Air Methods Corp. †	400	15,416
Alnylam Pharmaceuticals, Inc. † (S)	3,200	92,416
Amedisys, Inc. †	1,800	91,458
AMERIGROUP Corp. †	8,800	242,968
AmerisourceBergen Corp.	32,400	1,339,092
AMN Healthcare Services, Inc. †	1,200	20,892
CIGNA Corp.	23,200	941,920
Coventry Health Care, Inc. †	22,300	1,026,469
Express Scripts, Inc. †	33,224	2,395,783
Healthspring, Inc. †	3,500	65,030
Humana, Inc. †	18,000	918,900
IMS Health, Inc.	207	5,018
Laboratory Corp. of America
Holdings †	11,200	826,448
Lincare Holdings, Inc. †	21,844	569,255
Medcath Corp. †	3,529	76,579
Medco Health Solutions, Inc. † (S)	62,000	3,003,900
Molina Healthcare, Inc. † (S)	3,100	93,496
Quest Diagnostics, Inc. (S)	37,300	1,880,293
RehabCare Group, Inc. †	600	10,182
UnitedHealth Group, Inc.	103,800	3,550,998
Warner Chilcott, Ltd. Class A †	18,200	316,316
		21,555,567

Homebuilding (0.3%)
NVR, Inc. † (S)	2,491	1,408,337

Household Furniture and Appliances (0.4%)
American Woodmark Corp. (S)	6,352	143,111
Conn’s, Inc. †	363	6,269
La-Z-Boy, Inc.	1,600	10,160
Select Comfort Corp. † (S)	37,629	111,006
Whirlpool Corp. (S)	17,000	1,252,560
		1,523,106

Insurance (4.3%)
American Financial Group, Inc.	1,956	58,328
American International Group, Inc.	83,800	3,016,800
American Physicians Capital, Inc.	3,789	172,475
Amerisafe, Inc. †	5,180	82,310
Amtrust Financial Services, Inc.	1,200	17,952
AON Corp.	20,200	953,238
Arch Capital Group, Ltd.
(Bermuda) †	8,800	619,168
Aspen Insurance Holdings, Ltd.
(Bermuda)	11,620	297,007

COMMON STOCKS (95.9%)* continued

	Shares	Value

Insurance continued
Axis Capital Holdings, Ltd.
(Bermuda)	22,111	$774,991
CNA Surety Corp. †	8,054	117,830
Delphi Financial Group Class A	6,990	201,941
EMC Insurance Group, Inc.	2,325	65,170
Endurance Specialty Holdings, Ltd.
(Bermuda)	3,424	115,252
Everest Re Group, Ltd. (Bermuda)	4,500	394,740
FBL Financial Group, Inc. Class A	396	10,633
First Mercury Financial Corp. †	2,005	35,408
Flagstone Reinsurance Holdings,
Ltd. (Bermuda)	6,786	88,218
FPIC Insurance Group, Inc. †	515	23,438
Genworth Financial, Inc. Class A	169,900	3,754,790
Hanover Insurance Group, Inc. (The)	2,055	94,736
Harleysville Group, Inc.	1,448	56,486
HCC Insurance Holdings, Inc.	67,694	1,615,179
Horace Mann Educators Corp.	1,711	27,872
IPC Holdings, Ltd. (Bermuda)	4,100	116,440
National Interstate Corp.	1,770	40,639
Odyssey Re Holdings Corp.	3,355	125,947
Principal Financial Group	14,500	781,260
RenaissanceRe Holdings, Ltd.
(Bermuda)	12,220	637,395
Safeco Corp.	11,900	797,300
Safety Insurance Group, Inc.	6,039	233,468
SeaBright Insurance
Holdings, Inc. †	5,973	91,506
Selective Insurance Group	11,352	248,382
Stancorp Financial Group	6,217	341,873
Universal American
Financial Corp. †	23,400	270,270
W.R. Berkley Corp.	51,544	1,396,327
Zenith National Insurance Corp.	12,622	509,298
		18,184,067

Investment Banking/Brokerage (4.7%)
Affiliated Managers Group †	7,664	785,560
Eaton Vance Corp.	2,918	124,161
Federated Investors, Inc.	15,400	566,874
Franklin Resources, Inc.	32,655	3,305,339
Goldman Sachs Group, Inc. (The)	39,943	7,046,345
Interactive Brokers Group, Inc.
Class A †	1,600	52,112
Lehman Brothers Holdings, Inc.	85,000	3,128,850
Merrill Lynch & Co., Inc.	54,600	2,398,032
SEI Investments Co.	19,700	475,164
State Street Corp.	17,500	1,260,350
T. Rowe Price Group, Inc.	10,200	590,784
Waddell & Reed Financial, Inc.
Class A	4,500	159,120
		19,892,691

Leisure (0.2%)
Brunswick Corp.	55,700	763,090
Monaco Coach Corp.	1,200	5,496
		768,586

COMMON STOCKS (95.9%)* continued

	Shares	Value

Lodging/Tourism (0.6%)
Carnival Corp. (S)	34,400	$1,378,064
Royal Caribbean Cruises, Ltd.	35,400	1,052,088
		2,430,152

Machinery (3.0%)
AGCO Corp. †	2,600	157,118
Applied Industrial
Technologies, Inc.	11,286	311,155
Caterpillar, Inc.	21,600	1,785,024
Deere (John) & Co.	21,200	1,724,408
Gardner Denver, Inc. †	43,100	2,286,886
Manitowoc Co., Inc. (The)	47,970	1,866,033
NACCO Industries, Inc. Class A	791	68,706
Parker-Hannifin Corp.	22,300	1,888,141
Regal-Beloit Corp.	2,738	127,317
Terex Corp. †	31,300	2,233,255
		12,448,043

Manufacturing (2.0%)
EnPro Industries, Inc. †	5,000	200,500
ITT Corp.	71,600	4,725,600
Mettler-Toledo
International, Inc. †	20,635	2,139,850
Robbins & Myers, Inc.	2,321	93,977
Roper Industries, Inc.	19,400	1,261,776
		8,421,703

Media (0.6%)
Walt Disney Co. (The)	73,500	2,469,600

Medical Technology (2.0%)
Align Technology, Inc. †	3,800	50,046
Alliance Imaging, Inc. †	1,700	14,331
ArthroCare Corp. †	400	17,644
Conmed Corp. †	940	25,089
Datascope Corp.	800	34,176
Edwards Lifesciences Corp. †	4,865	280,759
Medtronic, Inc.	73,400	3,719,178
Mentor Corp. (S)	6,429	202,578
Stryker Corp.	51,300	3,311,415
Waters Corp. †	15,400	947,408
		8,602,624

Metals (1.3%)
A.M. Castle & Co.	1,000	32,830
AK Steel Holding Corp.	14,837	1,053,427
Freeport-McMoRan Copper &
Gold, Inc. Class B	19,332	2,236,906
North American Galvanizing &
Coatings, Inc. †	34,279	263,606
Northwest Pipe Co. †	300	14,097
Reliance Steel & Aluminum Co.	21,800	1,481,746
Worthington Industries , Inc.	14,600	291,124
		5,373,736

COMMON STOCKS (95.9%)* continued

	Shares	Value

Natural Gas Utilities (0.8%)
Atmos Energy Corp.	21,100	$577,929
Energen Corp.	30,600	2,293,470
WGL Holdings, Inc.	8,300	289,587
		3,160,986

Office Equipment & Supplies (0.1%)
Ennis Inc.	12,400	234,236
Steelcase, Inc.	8,674	109,292
		343,528

Oil & Gas (6.0%)
Apache Corp.	22,200	2,976,132
Ashland, Inc.	19,300	1,035,831
Berry Petroleum Co. Class A	1,253	67,662
Bois d’Arc Energy, Inc. †	5,900	144,432
Calumet Specialty Products
Partners, LP	1,451	22,998
ConocoPhillips	30,700	2,858,170
Devon Energy Corp.	21,400	2,481,116
Frontier Oil Corp.	46,600	1,403,126
Hess Corp. (S)	16,958	2,082,612
Marathon Oil Corp.	42,400	2,178,936
Mariner Energy, Inc. †	3,123	102,122
MarkWest Energy Partners LP	725	26,144
Occidental Petroleum Corp.	36,300	3,337,059
PetroHawk Energy Corp. †	4,680	137,498
Petroquest Energy, Inc. †	2,600	57,590
Stone Energy Corp. †	2,400	162,192
Suncor Energy, Inc. (Canada) (S)	45,000	3,075,750
Sunoco, Inc.	28,900	1,285,183
Tesoro Corp.	4,850	120,523
Whiting Petroleum Corp. †	1,202	112,423
XTO Energy, Inc.	26,600	1,692,292
		25,359,791

Pharmaceuticals (2.8%)
Biovail Corp. (Canada)	28,733	337,038
Endo Pharmaceuticals
Holdings, Inc. †	6,486	159,815
Forest Laboratories, Inc. †	37,300	1,339,443
Johnson & Johnson	69,800	4,658,452
King Pharmaceuticals, Inc. †	176,825	1,814,225
Medicis Pharmaceutical Corp.
Class A	12,900	306,762
Merck & Co., Inc.	62,500	2,435,000
Nektar Therapeutics †	1,500	6,690
Par Pharmaceutical Cos., Inc. †	1,700	31,008
Sciele Pharma, Inc. †	5,077	111,237
Watson Pharmaceuticals, Inc. †	24,247	692,494
		11,892,164

Publishing (0.2%)
Wiley (John) & Sons, Inc. Class A	15,228	719,523

Railroads (0.6%)
Burlington Northern Santa Fe Corp.	18,900	2,136,645
GATX Corp.	6,300	310,653
		2,447,298

COMMON STOCKS (95.9%)* continued

	Shares	Value

Real Estate (2.6%)
Annaly Mortgage
Management, Inc. (R)	14,600	$260,026
Anthracite Capital, Inc. (R)	29,682	278,120
Ashford Hospitality Trust, Inc. (R)	20,227	124,194
CBL & Associates Properties (R)	2,394	62,986
DiamondRock Hospitality Co. (R)	18,962	259,969
Entertainment Properties Trust (R)	1,373	75,584
FelCor Lodging Trust, Inc. (R)	6,792	100,929
First Industrial Realty Trust (R)	1,514	47,434
General Growth Properties, Inc. (R)	64,300	2,672,308
Gramercy Capital Corp. (R)	10,897	182,525
Hospitality Properties Trust (R)	70,059	2,171,829
Host Marriott Corp. (R)	89,300	1,535,067
Kimco Realty Corp. (R)	21,900	861,765
LTC Properties, Inc. (R)	6,100	169,580
Medical Properties Trust, Inc. (R)	4,045	49,389
MFA Mortgage Investments, Inc. (R)	4,700	34,169
National Health Investors, Inc. (R)	10,760	333,560
National Retail Properties, Inc. (R)	17,928	407,145
Nationwide Health
Properties, Inc. (R)	7,424	253,381
Omega Healthcare
Investors, Inc. (R)	15,533	276,798
Resource Capital Corp. (R)	30	274
Saul Centers, Inc. (R)	200	10,084
Thomas Properties Group, Inc.	1,100	11,396
Weingarten Realty Investors (R)	25,000	862,500
		11,041,012

Regional Bells (1.8%)
AT&T, Inc.	158,400	6,320,160
Cincinnati Bell, Inc. †	14,685	61,824
Verizon Communications, Inc.	34,400	1,323,368
		7,705,352

Restaurants (0.9%)
Burger King Holdings, Inc.	56,300	1,607,365
CBRL Group, Inc.	600	17,670
Denny’s Corp. †	7,996	32,464
McDonald’s Corp.	38,300	2,271,956
		3,929,455

Retail (6.1%)
Aeropostale, Inc. †	25,618	895,093
AnnTaylor Stores Corp. †	26,837	734,797
Best Buy Co., Inc. (S)	53,500	2,497,915
Books-A-Million, Inc.	12,705	95,415
Brown Shoe Co., Inc.	4,531	76,529
Buckle, Inc. (The)	2,116	96,976
Cash America International, Inc.	1,331	47,597
Cato Corp. (The) Class A	24,925	391,323
Christopher & Banks Corp.	1,000	11,250
Costco Wholesale Corp. (S)	23,600	1,683,152
CVS Caremark Corp.	103,500	4,428,765
Dollar Tree, Inc. †	19,499	719,513
First Cash Financial
Services, Inc. †	1,200	18,468
GameStop Corp. †	29,900	1,483,040

COMMON STOCKS (95.9%)* continued

	Shares	Value

Retail continued
Herbalife, Ltd.
(Cayman Islands) (S)	16,600	$639,764
Jos. A. Bank Clothiers, Inc. † (S)	1,900	51,680
Longs Drug Stores Corp.	6,100	289,262
Nash Finch Co.	2,969	113,535
NBTY, Inc. †	60,000	1,959,600
Perry Ellis International, Inc. †	3,167	86,332
Safeway, Inc.	62,500	1,991,875
Staples, Inc.	92,400	2,166,780
Supervalu, Inc.	28,300	992,481
Systemax, Inc. (S)	26,526	514,074
TJX Cos., Inc. (The)	67,200	2,154,432
Toro Co. (The) (S)	14,294	558,610
Weyco Group, Inc.	400	11,508
Wolverine World Wide, Inc.	30,307	870,114
		25,579,880

Schools (0.6%)
Apollo Group, Inc. Class A †	22,200	1,060,938
Career Education Corp. † (S)	25,173	460,414
ITT Educational
Services, Inc. † (S)	16,200	1,176,606
		2,697,958

Semiconductor (0.3%)
Advanced Energy Industries, Inc. †	2,939	46,554
Brooks Automation, Inc. †	792	8,070
Novellus Systems, Inc. †	41,300	986,657
Photronics, Inc. †	2,442	21,929
		1,063,210

Shipping (0.4%)
Accuride Corp. †	23,360	181,040
Arkansas Best Corp. (S)	3,998	148,566
Overseas Shipholding Group	14,542	1,149,691
Wabash National Corp.	350	3,003
		1,482,300

Software (4.7%)
Adobe Systems, Inc. †	50,200	2,211,812
Akamai Technologies, Inc. † (S)	53,200	2,077,460
Autodesk, Inc. †	22,100	909,636
BMC Software, Inc. †	36,700	1,471,670
Cadence Design Systems, Inc. †	60,100	698,362
Citrix Systems, Inc. †	50,700	1,735,461
Microsoft Corp.	204,900	5,802,768
MicroStrategy, Inc. †	11,104	883,989
Oracle Corp. †	174,800	3,992,432
		19,783,590

Staffing (0.1%)
Administaff, Inc.	2,800	78,176
CDI Corp.	600	17,100
Heidrick & Struggles
International, Inc.	3,465	99,272
Korn/Ferry International †	850	14,280
Resources Connection, Inc.	566	11,892
		220,720

COMMON STOCKS (95.9%)* continued

	Shares	Value

Technology (0.4%)
Affiliated Computer Services, Inc.
Class A †	21,700	$1,176,140
Amkor Technologies, Inc. †	37,782	402,756
		1,578,896

Technology Services (4.2%)
Accenture, Ltd. Class A
(Bermuda) (S)	57,400	2,343,068
Acxiom Corp. #	22,843	335,107
Asiainfo Holdings, Inc. (China) †	4,414	60,693
Blue Coat Systems, Inc. †	1,400	25,368
Cognizant Technology
Solutions Corp. †	82,000	2,892,960
Computer Sciences Corp. †	25,800	1,268,070
COMSYS IT Partners, Inc. †	11,640	116,866
CSG Systems International, Inc. †	2,900	38,512
eBay, Inc. †	40,700	1,221,407
Factset Research Systems, Inc. (S)	24,300	1,572,453
Global Payments, Inc.	21,900	1,034,118
Global Sources, Ltd. (Bermuda) †	1,730	26,123
Google, Inc. Class A †	8,852	5,185,502
Harris Interactive, Inc. †	4,053	7,701
Iron Mountain, Inc. †	18,300	549,549
Secure Computing Corp. †	2,700	14,391
Sohu.com, Inc. (China) †	1,900	166,288
SonicWall, Inc. †	7,635	61,080
Travelzoo, Inc. †	800	8,544
United Online, Inc.	52,560	642,809
		17,570,609

Telecommunications (0.5%)
ADTRAN, Inc.	10,758	267,767
CenturyTel, Inc.	26,120	924,909
Earthlink, Inc. †	5,177	49,699
j2 Global Communications, Inc. †	33,685	893,326
NTELOS Holdings Corp.	1,700	47,464
Shenandoah Telecom Co.	700	11,466
USA Mobility, Inc. †	10,641	83,532
		2,278,163

Textiles (0.4%)
Maidenform Brands, Inc. †	7,621	114,620
Mohawk Industries, Inc. †	18,300	1,373,964
		1,488,584

Tire & Rubber (—%)
Cooper Tire & Rubber	2,900	31,842

Tobacco (0.4%)
Alliance One International, Inc. †	13,468	80,943
Loews Corp. — Carolina Group (S)	21,700	1,574,335
Universal Corp.	2,515	124,769
		1,780,047

Toys (0.8%)
Hasbro, Inc. (S)	89,189	3,232,209
Jakks Pacific, Inc. †	2,396	56,546
		3,288,755

COMMON STOCKS (95.9%)* continued

	Shares	Value
Transportation Services (0.3%)
Expeditors International
of Washington, Inc.	18,300	$861,564
HUB Group, Inc. Class A †	3,068	110,693
Pacer International, Inc.	7,306	164,093
		1,136,350

Trucks & Parts (0.2%)
Autoliv, Inc. (Sweden)	17,816	974,001

Waste Management (0.2%)
Darling International, Inc. †	4,600	74,106
Stericycle, Inc. †	14,100	822,030
		896,136

Total common stocks (cost $391,155,921)		$402,709,118

INVESTMENT COMPANIES (—%)* (cost $22,670)

	Shares	Value

MCG Capital Corp.	1,800	$10,314

SHORT-TERM INVESTMENTS (9.9%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 2.20%
to 2.91% and due dates ranging
from June 2, 2008 to July 25,
2008 (d)	$35,413,718	$35,361,796
Putnam Prime Money Market Fund (e)	6,356,748	6,356,748

Total short-term investments (cost $41,718,544)		$41,718,544

TOTAL INVESTMENTS
Total investments (cost $432,897,135)		$444,437,976

* Percentages indicated are based on net assets of $420,067,680.

† Non-income-producing security.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2008.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at May 31, 2008.

At May 31, 2008, liquid assets totaling $12,286,600 have been designated as collateral for open futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 5/31/08

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	20	$1,497,400	Jun-08	$118,630
S&P 500 Index (Long)	23	8,053,450	Jun-08	(1,351)
S&P Mid Cap 400 Index E-Mini (Long)	31	2,735,750	Jun-08	158,104

Total				$275,383

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/08

ASSETS

Investment in securities, at value, including $33,246,853 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $426,540,387)	$438,081,228
Affiliated issuers (identified cost $6,356,748) (Note 5)	6,356,748

Cash	1,307

Dividends, interest and other receivables	469,628

Receivable for shares of the fund sold	81,874

Receivable for securities sold	18,049,261

Receivable for variation margin (Note 1)	29,741

Total assets	463,069,787

LIABILITIES

Payable for securities purchased	5,473,804

Payable for shares of the fund repurchased	883,485

Payable for compensation of Manager (Notes 2 and 5)	614,536

Payable for investor servicing fees (Note 2)	134,466

Payable for custodian fees (Note 2)	7,221

Payable for Trustee compensation and expenses (Note 2)	207,505

Payable for administrative services (Note 2)	1,477

Payable for distribution fees (Note 2)	194,233

Collateral on securities loaned, at value (Note 1)	35,361,796

Other accrued expenses	123,584

Total liabilities	43,002,107

Net assets	$420,067,680

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$452,553,281

Undistributed net investment income (Note 1)	67,532

Accumulated net realized loss on investments (Note 1)	(44,369,357)

Net unrealized appreciation of investments	11,816,224

Total — Representing net assets applicable to capital shares outstanding	$420,067,680

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($359,253,429 divided by 18,735,658 shares)	$19.17

Offering price per class A share (100/94.25 of $19.17)*	$20.34

Net asset value and offering price per class B share ($44,605,335 divided by 2,521,454 shares)**	$17.69

Net asset value and offering price per class C share ($2,546,670 divided by 140,780 shares)**	$18.09

Net asset value and redemption price per class M share ($8,469,017 divided by 466,385 shares)	$18.16

Offering price per class M share (100/96.50 of $18.16)*	$18.82

Net asset value, offering price and redemption price per class R share ($243,308 divided by 12,835 shares)	$18.96

Net asset value, offering price and redemption price per class Y share ($4,949,921 divided by 256,411 shares)	$19.30

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/08

INVESTMENT INCOME

Dividends (net of foreign tax of $12,654)	$ 6,577,950

Interest (including interest income of $231,408 from investments in affiliated issuers) (Note 5)	233,128

Securities lending	261,131

Total investment income	7,072,209

EXPENSES

Compensation of Manager (Note 2)	3,270,597

Investor servicing fees (Note 2)	2,021,881

Custodian fees (Note 2)	15,966

Trustee compensation and expenses (Note 2)	36,136

Administrative services (Note 2)	24,886

Distribution fees — Class A (Note 2)	1,081,628

Distribution fees — Class B (Note 2)	588,676

Distribution fees — Class C (Note 2)	29,567

Distribution fees — Class M (Note 2)	78,276

Distribution fees — Class R (Note 2)	967

Other	310,827

Non-recurring costs (Notes 2 and 6)	946

Costs assumed by Manager (Notes 2 and 6)	(946)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(113,562)

Total expenses	7,345,845

Expense reduction (Note 2)	(65,308)

Net expenses	7,280,537

Net investment income (loss)	(208,328)

Net realized loss on investments (Notes 1 and 3)	(7,115,573)

Net realized loss on futures contracts (Note 1)	(363,156)

Net unrealized depreciation of investments and futures contracts during the year	(103,056,567)

Net loss on investments	(110,535,296)

Net decrease in net assets resulting from operations	$(110,743,624)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	5/31/08	5/31/07

Operations:
Net investment income (loss)	$(208,328)	$(845,270)

Net realized gain (loss) on investments	(7,478,729)	37,254,037

Net unrealized appreciation (depreciation) of investments	(103,056,567)	81,402,295

Net increase (decrease) in net assets resulting from operations	(110,743,624)	117,811,062

Distributions to shareholders (Note 1):

From ordinary income

Net realized short-term gain on investments

Class A	(1,060,687)	—

Class B	(154,771)	—

Class C	(7,420)	—

Class M	(26,658)	—

Class R	(540)	—

Class Y	(13,196)	—

From net realized long-term gain on investments

Class A	(27,449,246)	—

Class B	(4,005,276)	—

Class C	(192,009)	—

Class M	(689,882)	—

Class R	(13,966)	—

Class Y	(341,492)	—

Redemption fees (Note 1)	690	1,154

Decrease from capital share transactions (Note 4)	(91,920,725)	(120,916,646)

Total decrease in net assets	(236,618,802)	(3,104,430)

NET ASSETS

Beginning of year	656,686,482	659,790,912

End of year (including undistributed net investment income of $67,532 and $95,465, respectively)	$420,067,680	$656,686,482

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss) (a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
May 31, 2008	$24.81	.01 (d)	(4.24) (h)	(4.23)	—	(1.41)	(1.41)	— (e)	$19.17	(17.29)	$359,253	1.34 (d)	.06 (d)	98.28
May 31, 2007	20.61	— (d,e)	4.20	4.20	—	—	—	— (e)	24.81	20.38	551,606	1.34 (d)	(.02) (d)	64.37
May 31, 2006	18.45	.01 (d,f)	2.21	2.22	(.06)	—	(.06)	— (e)	20.61	12.06	514,931	1.26 (d,f)	.04 (d,f)	94.76
May 31, 2005	16.55	.10 (d,g)	1.82	1.92	(.02)	—	(.02)	— (e)	18.45	11.59	429,902	1.28 (d)	.60 (d,g)	121.26
May 31, 2004	14.24	(.01) (d)	2.32	2.31	—	—	—	—	16.55	16.22	416,249	1.23 (d)	(.07) (d)	111.20

CLASS B
May 31, 2008	$23.18	(.14) (d)	(3.94) (h)	(4.08)	—	(1.41)	(1.41)	— (e)	$17.69	(17.87)	$44,605	2.09 (d)	(.69) (d)	98.28
May 31, 2007	19.40	(.16) (d)	3.94	3.78	—	—	—	— (e)	23.18	19.48	80,183	2.09 (d)	(.77) (d)	64.37
May 31, 2006	17.45	(.15) (d,f)	2.10	1.95	—	—	—	— (e)	19.40	11.18	120,192	2.01 (d,f)	(.70) (d,f )	94.76
May 31, 2005	15.76	(.02) (d,g)	1.71	1.69	—	—	—	— (e)	17.45	10.72	267,369	2.03 (d)	(.14) (d,g)	121.26
May 31, 2004	13.66	(.12) (d)	2.22	2.10	—	—	—	—	15.76	15.37	348,212	1.98 (d)	(.82) (d)	111.20

CLASS C
May 31, 2008	$23.67	(.14) (d)	(4.03) (h)	(4.17)	—	(1.41)	(1.41)	— (e)	$18.09	(17.88)	$2,547	2.09 (d)	(.69) (d)	98.28
May 31, 2007	19.81	(.16) (d)	4.02	3.86	—	—	—	— (e)	23.67	19.49	3,818	2.09 (d)	(.77) (d)	64.37
May 31, 2006	17.81	(.14) (d,f)	2.14	2.00	—	—	—	— (e)	19.81	11.23	3,717	2.01 (d,f)	(.71) (d,f)	94.76
May 31, 2005	16.09	(.03) (d,g)	1.75	1.72	—	—	—	— (e)	17.81	10.69	3,460	2.03 (d)	(.15) (d,g)	121.26
May 31, 2004	13.94	(.12) (d)	2.27	2.15	—	—	—	—	16.09	15.42	3,547	1.98 (d)	(.83) (d)	111.20

CLASS M
May 31, 2008	$23.69	(.09) (d)	(4.03) (h)	(4.12)	—	(1.41)	(1.41)	— (e)	$18.16	(17.65)	$8,469	1.84 (d)	(.44) (d)	98.28
May 31, 2007	19.78	(.11) (d)	4.02	3.91	—	—	—	— (e)	23.69	19.77	13,581	1.84 (d)	(.52) (d)	64.37
May 31, 2006	17.74	(.09) (d,f)	2.13	2.04	—	—	—	— (e)	19.78	11.50	14,035	1.76 (d,f)	(.46) (d,f)	94.76
May 31, 2005	15.98	.02 (d,g)	1.74	1.76	—	—	—	— (e)	17.74	11.01	16,984	1.78 (d)	.11 (d,g)	121.26
May 31, 2004	13.82	(.09) (d)	2.25	2.16	—	—	—	—	15.98	15.63	19,280	1.73 (d)	(.57) (d)	111.20

CLASS R
May 31, 2008	$24.60	(.03) (d)	(4.20) (h)	(4.23)	—	(1.41)	(1.41)	— (e)	$18.96	(17.44)	$243	1.59 (d)	(.19) (d)	98.28
May 31, 2007	20.49	(.06) (d)	4.17	4.11	—	—	—	— (e)	24.60	20.06	169	1.59 (d)	(.25) (d)	64.37
May 31, 2006	18.38	(.02) (d,f)	2.18	2.16	(.05)	—	(.05)	— (e)	20.49	11.76	64	1.51 (d,f)	(.24) (d,f)	94.76
May 31, 2005	16.54	.07 (d,g)	1.80	1.87	(.03)	—	(.03)	— (e)	18.38	11.29	15	1.53 (d)	.39 (d,g)	121.26
May 31, 2004†	15.82	(.02) (d)	.74	.72	—	—	—	—	16.54	4.55 *	8	.74 *(d)	(.19) *(d)	111.20

CLASS Y
May 31, 2008	$24.90	.06 (d)	(4.25) (h)	(4.19)	—	(1.41)	(1.41)	— (e)	$19.30	(17.05)	$4,950	1.09 (d)	.31 (d)	98.28
May 31, 2007	20.63	.05 (d)	4.22	4.27	—	—	—	— (e)	24.90	20.70	7,330	1.09 (d)	.24 (d)	64.37
May 31, 2006††	19.55	.05 (d,f)	1.10	1.15	(.07)	—	(.07)	— (e)	20.63	5.90 *	6,852	.66 *(d,f)	.18 *(d,f)	94.76

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to May 31, 2004.

† † For the period October 4, 2005 (commencement of operations) to May 31, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

May 31, 2008	0.02%

May 31, 2007	<0.01

May 31, 2006	<0.01

May 31, 2005	<0.01

May 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended May 31, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.03	0.14%

Class B	0.02	0.12

Class C	0.02	0.14

Class M	0.02	0.13

Class R	0.03	0.18

Class Y	N/A	N/A

(h) Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission and Knight Securities, L.P. which amounted to $0.03 per share.

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 5/31/08

Note 1: Significant accounting policies

Putnam Capital Appreciation Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks that offer potential for capital appreciation. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter —a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes.

The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2008, the value of securities loaned amounted to $33,246,853. The fund received cash collateral of $35,361,796 which is pooled with collateral of other Putnam funds into 73 issues of short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2009 $40,691,079 of losses recognized during the period November 1, 2007 to May 31, 2008 a portion of which could be limited by Section 381 of the Code.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, post-October loss deferrals, nontax-able dividends, unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2008, the fund reclassified $180,395 to increase undistributed net investment income and an increase to accumulated net realized losses of $180,395.

The tax basis components of distributable earnings as May 31, 2008 were as follows:

Unrealized appreciation	$ 46,701,040
Unrealized depreciation	(39,719,843)
—————————————
Net unrealized appreciation	6,981,197
Undistributed short-term gain	1,224,459
Post-October loss	(40,691,079)
Cost for federal income tax purposes	$437,456,779

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended May 31, 2008, Putnam Management waived $108,773 of its management fee from the fund.

For the year ended May 31, 2008, Putnam Management has assumed $946 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody

fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended May 31, 2008, the fund incurred $2,025,949 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended May 31, 2008, the fund’s expenses were reduced by $37,061 under the expense offset arrangements and by $28,247 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $361, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,925 and $536 from the sale of class A and class M shares, respectively, and received $70,164 and $91 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended May 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $54 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended May 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $499,180,960 and $632,557,524, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 5/31/08:

Shares sold	1,062,852	$ 21,997,107

Shares issued in connection with
reinvestment of distributions	1,355,991	27,119,817

	2,418,843	49,116,924

Shares repurchased	(5,918,677)	(120,064,952)

Net decrease	(3,499,834)	$ (70,948,028)

Year ended 5/31/07:

Shares sold	2,971,782	$ 63,377,262

Shares issued in connection with
reinvestment of distributions	—	—

	2,971,782	63,377,262

Shares repurchased	(5,725,579)	(125,735,458)

Net decrease	(2,753,797)	$ (62,358,196)

CLASS B	Shares	Amount

Year ended 5/31/08:

Shares sold	164,756	$ 3,220,638

Shares issued in connection with
reinvestment of distributions	216,432	4,008,323

	381,188	7,228,961

Shares repurchased	(1,318,820)	(24,999,548)

Net decrease	(937,632)	$(17,770,587)

Year ended 5/31/07:

Shares sold	337,403	$ 6,917,437

Shares issued in connection with
reinvestment of distributions	—	—

	337,403	6,917,437

Shares repurchased	(3,074,398)	(61,264,852)

Net decrease	(2,736,995)	$(54,347,415)

CLASS C	Shares	Amount

Year ended 5/31/08:

Shares sold	13,155	251,085

Shares issued in connection with
reinvestment of distributions	9,727	184,221

	22,882	435,306

Shares repurchased	(43,418)	(860,045)

Net decrease	(20,536)	(424,739)

Year ended 5/31/07:

Shares sold	38,781	813,202

Shares issued in connection with
reinvestment of distributions	—	—

	38,781	813,202

Shares repurchased	(65,119)	(1,382,637)

Net decrease	(26,338)	$ (569,435)

CLASS M	Shares	Amount

Year ended 5/31/08:

Shares sold	21,409	$ 418,823

Shares issued in connection with
reinvestment of distributions	36,236	688,124

	57,645	1,106,947

Shares repurchased	(164,473)	(3,187,551)

Net decrease	(106,828)	$(2,080,604)

Year ended 5/31/07:

Shares sold	32,770	$ 698,949

Shares issued in connection with
reinvestment of distributions	—	—

	32,770	698,949

Shares repurchased	(169,203)	(3,566,227)

Net decrease	(136,433)	$(2,867,278)

CLASS R	Shares	Amount

Year ended 5/31/08:

Shares sold	8,008	$ 170,167

Shares issued in connection with
reinvestment of distributions	733	14,506

	8,741	184,673

Shares repurchased	(2,786)	(60,350)

Net increase	5,955	$ 124,323

Year ended 5/31/07:

Shares sold	3,900	$86,946

Shares issued in connection with
reinvestment of distributions	—	—

	3,900	86,946

Shares repurchased	(156)	(3,534)

Net increase	3,744	$ 83,412

CLASS Y	Shares	Amount

Year ended 5/31/08:

Shares sold	25,185	$ 487,226

Shares issued in connection with
reinvestment of distributions	17,638	354,688

	42,823	841,914

Shares repurchased	(80,761)	(1,663,004)

Net decrease	(37,938)	$ (821,090)

Year ended 5/31/07:

Shares sold	24,606	$ 549,486

Shares issued in connection with
reinvestment of distributions	—	—

	24,606	549,486

Shares repurchased	(62,337)	(1,407,220)

Net decrease	(37,731)	$ (857,734)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended May 31, 2008, management fees paid were reduced by $4,789 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $231,408 for the year ended May 31, 2008. During the year ended May 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $118,641,898 and $121,589,683, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and brokerage
commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $32,691,872 as long-term capital gain, for its taxable year ended May 31, 2008.

The form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended May 31, 2008, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Core group for the year ended April 30, 2008. The Putnam mutual funds in this group are Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Merrill Lynch, Pierce, Fenner, Morgan Stanley, Goldman Sachs, Bear Stearns, and UBS Warburg. Commissions paid to these firms together represented approximately 58% of the total brokerage commissions paid for the year ended April 30, 2008.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Citigroup Global Markets, Credit Suisse First Boston, JPMorgan Clearing, Lehman Brothers, RBC Capital Markets, Sanford Bernstein, SG Cowen Securities, Thomas Weisel Partners, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter	Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis	Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta	Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker	Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*	Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill  Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow  Trustee since 1997

Dr. Joskow is an economist and President of the Alfred . Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Associate	Vice President and Chief Legal Officer
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2004, General Counsel,
Senior Vice President and Treasurer	State Street Research & Management Company
Since 2004
Robert R. Leveille (Born 1969)
Prior to 2004, Managing Director,	Vice President and Chief Compliance Officer
Putnam Investments	Since 2007

Steven D. Krichmar (Born 1958)	Managing Director, Putnam Investments, Putnam Management,
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, member of Bell
Since 2002	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)	Vice President and BSA Compliance Officer
Vice President, Principal Accounting Officer and Assistant Treasurer	Since 2002
Since 2007
Managing Director, Putnam Investments
Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Susan G. Malloy (Born 1957)	Vice President, Clerk and Assistant Treasurer
Vice President and Assistant Treasurer	Since 1993
Since 2007
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002	Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Managing Director, Putnam Investments	Since 2005

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and	Nancy E. Florek
Custodian	Treasurer	Vice President, Assistant Clerk,
State Street Bank and Trust Company		Assistant Treasurer and Proxy Manager
Steven D. Krichmar
Legal Counsel	Vice President and Principal Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered	Vice President, Principal Accounting Officer
Public Accounting Firm	and Assistant Treasurer
PricewaterhouseCoopers LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Beth S. Mazor
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	James P. Pappas
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Richard B. Worley	Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN002 251549 7/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter. In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

May 31, 2008	$64,899	$--	$3,747	$165*

May 31, 2007	$56,236	$334	$3,600	$1,151*

* Includes fees of $165 and $1,095 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended May 31, 2008 and May 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended May 31, 2008 and May 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $50,975 and $155,301 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

May 31, 2008	$ -	$ 15,000	$ -	$ -

May 31, 2007	$ -	$ 61,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Capital Appreciation Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2008